UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 12, 2000
                                                        ------------------


                             Klever Marketing, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                     000-18730                363688583
-------------------------------       ----------------          -------------
(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                    Number)            Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         On October 12, 2000, Klever Marketing Inc. issued a press release announcing the addition of two members to the Company's Board of Directors. Corey A. Hamilton, the Company's President was voted onto the Board on September 12, 2000 and Richard J. Trout, the Company's Interim CFO as of June 16, 2000, was named to the Board on September 25, 2000.

Item 7. Financial Statements and Exhibits. The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

               99.1 Press release issued by Klever Marketing, Inc. dated October 12, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Klever Marketing, Inc.


Date: October 12, 2000                  By:      /s/ Corey A. Hamilton
                                                -----------------------------
                                                Corey A. Hamilton, President